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                                                           EXHIBIT 10.(iv)(D)(9)


                      MONTGOMERY WARD & CO., INCORPORATED
                                Third Amendment
                                    to the
                      Montgomery Ward & Co., Incorporated
                           Retirement Security Plan

     WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Retirement Security Plan ("Plan"); and

     WHEREAS, pursuant to Section 17.1 Power to Amend, the Benefit Plans
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Committee of Ward ("Committee") has reserved the power to amend the Plan; and

     WHEREAS, the Committee desires to amend the Plan.

     NOW, THEREFORE, the Plan is amended effective January 1, 1999 in the following manner:

     1.  Section 11.2 Optional Methods of Payment is hereby amended by adding a
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new sentence to the end of Subsection (e) Lump Sum Benefit to read as follows:
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     "In addition, a Participant who is in Service on or after December 1, 1998
     (other than a Participant who was in Service on November 30, 1998 after Retirement and who did not have a cessation of benefit payments under
     Section 9.6 Cessation of Benefit Payments Following Reemployment After
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     Retirement) may elect to receive:
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         (i)  the Actuarial Equivalent of the Participant's Retirement Benefit
     payable in the form of an immediate Qualified Joint and Survivor Benefit, or, if the Participant is not legally married, as determined by the Committee, the Single Life Benefit described in Subsection 11.2(a) Single
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     Life Benefit hereof; or
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         (ii) with the consent of the Participant's spouse at the time of
     Retirement, if any, to the extent required by and in accordance with
     Section 11.5 Written Explanations of Survivor Benefit hereof and procedures
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     established by the Committee, the Actuarial Equivalent of the Participant's
     Retirement Benefit (and any Disability Retirement Benefit) payable in the form of one lump sum."
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     2.  In  all other respects, the Plan, as amended, shall continue in full force and effect.

                         MONTGOMERY WARD & CO., INCORPORATED

                         By: /s/ Philip Dobias
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                         Its: VP Comp, Benefits and HR Strategy
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ATTEST:

By: /s/ Jill M. Chapman
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Its: Benefits Director
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